FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                            AGREEMENT OF PARTNERSHIP
                  PAINEWEBBER/GEODYNE ENERGY INCOME PRODUCTION
                                 PARTNERSHIP I-D

      The Amended and Restated Agreement of Partnership of PaineWebber/Geodyne Energy Income Production Partnership I-D dated March 4, 1986 (the "Agreement") is hereby amended effective March 1, 1993, as follows:

      A. The first sentence of Section 2.2 is hereby deleted and replaced by the following provision:

      "The Production Partnership shall be conducted under the name Geodyne Energy Income Production Partnership I-D."

      B. All references in the Agreement to "PaineWebber/Geodyne Energy Income Production Partnership I-D" are hereby changed to "Geodyne Energy Income Production Partnership I-D."

      C. The third sentence of Section 2.2 is hereby deleted and replaced by the following provision:

      "The office and principal place of business of the Production Partnership shall be c/o Geodyne Production Company, Two West Second, Tulsa, Oklahoma 74103."

      D. The name of the "General Partner" and the "Limited Partnership" reflected in Article One has been changed from "PaineWebber/Geodyne Energy Income Limited Partnership I-D" to "Geodyne Energy Income Limited Partnership I-D". All references in the Agreement to the name of the "General Partner" and the "Limited Partnership" are hereby changed to reflect this name change. This change reflects a name change only and not a change of entity.

      E. On December 18, 1986, PW Production Inc., a Delaware corporation, was merged with and into Geodyne Production Company, a Delaware corporation ("Geodyne"), as evidenced by a Certificate of Merger of PW Production Inc. into Geodyne Production Company, filed of record on such date in the office of the Secretary of State of Delaware in Book 466 at Page 606. Geodyne survived the merger as the sole general partner of the PaineWebber/Geodyne Energy Income Production Partnership I-D.




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      In all other respects the Agreement is hereby ratified and affirmed.

DATED:    February 26, 1993
                                          Managing Partner:

                                          Geodyne Production Company


                                          // Michael E. Luttrell //
                                          -------------------------
                                          Michael E. Luttrell
                                          Executive Vice President


                                          General Partner

                                          Geodyne Energy Income Limited
                                          Partnership I-D

                                          By:  Geodyne Properties1 Inc.,
                                               General Partner

                                          By:  // Michael E. Luttrell //
                                               -------------------------
                                               Michael E. Luttrell,
                                               Executive Vice President


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